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                                Annual Report

                              November 30, 2001

                             IPS MILLENNIUM FUND
                            IPS NEW FRONTIER FUND
                                  IPS iFUND

                         IPS Funds 2001 Annual Report

Fellow Shareholders:

     "Are there particular moments in history..." asks James McPherson, Pulitzer Prize winner for history, in his and Alan Brinkley's new book, Days of Destiny, "on which the future of societies or nations turn? Can the course of history be changed in a moment?" The shapes of our lives are defined by events both past and future from beyond our time, as well as today. The tragedy of humanity, understood so well by the Greeks, is that most of these events involve massive destruction and loss of life, innocent and guilty alike - war, natural disaster, betrayal, disease, corruption, terrorism - tragedy both natural and man-made is no respecter of persons or their merit. While we can seek refuge from our deepest sorrows in poetry, music, and coming together, we can never erase them, nor can we ever go back.

     Such events echo down the generations, and deflect the path of history onto a new and unknown course. They create such deep uncertainty about the future that they are anathema to the financial markets. Historically, all structural recessions seem to end tragically, and this one is no exception. Our thoughts and our hearts are with those who died on September 11, 2001, their families and friends, and the millions of others here and around the world who will also suffer unfairly, and sometimes greatly, because of the evil unleashed in the world by a few madmen. We do not yet fully understand the dimensions of this tragedy, but they will be greater than we know today.

     The U.S. is now in the midst of a structural recession. If we lived centuries saying so would be sufficient, but we don't. Our tragedy is that we must sometimes relearn certain lessons afresh, because a new generation does not know what the last one knew, at least not from the gut. We thought we had seen the worst on May 24, 2000; and again at the end of December 2000; and yet again on April 4, 2001; and finally on Sept. 11, 2001. We don't know if the last was the final decline for this bear market, but it's likely because of one single event: the Attack on New York's World Trade Centers and the Pentagon on September 11, 2001. We feel this to be one of those 'days of destiny' of which McPherson speaks. In a very real sense, it was America's End of Innocence.

     The ends of the two structural recessions in the last century were defined by disasters as well. Perhaps such severe recessions destabilize society and the economy so much that catastrophe is the only way they can end. We may never fully understand this process. Through some mysterious alchemy, though, these disasters seem to define and give shape and form to a new era, one that begins within a few months of each calamity. The Great Depression was set off by the Crash of 1929, and ended with the bombing of Pearl Harbor on Dec. 7, 1941. Within four months, the stock market took off and did not experience another structural recession until 1973.

     The structural recession and bear market of 1971 - '74 ended with the shock to the nation of our disgraceful exit from Vietnam in April of 1974, Watergate, and the final shock to the nation - the resignation of President Richard M. Nixon on August 9th, 1974. Within a few months, the stock market took off and didn't look back for years. Once these bear markets end, they seem to be followed by major new extended bull markets. We hope that is the case today, but we are not depending on a new bull market to create positive returns for your Funds.

     It was our uneasy feeling all this year that the decline of the Nasdaq Composite Index in particular, and increasingly of the S&P 500 Index and the Dow Jones Industrial Average this last summer, was too furious, prolonged and indiscriminate for it to be just another bear market. In a way that seems to turn time back on itself like the ancient Ouroboros, so that the future is somehow known to the present, the severe market collapse that precedes the final trauma seems almost to predict it. We'd like to quote from an email one of us exchanged with one of our Diary (http://www.ipsfunds.com/strategies.html) readers. He emailed us after we wrote in the Diary that we believed the final bottom was on April 4, 2001. His prediction was that, according to his charts the stock market was going to get far worse. We've seen enough strange things not to discount anything, so we replied to him that:
     "... this seems so gloomy to me that I have to assume the Nas is predicting something much worse that we can't see right now, and I can't imagine what it could be. Bear markets as bad as you are predicting don't just happen because of the piling up of problems. There is always some major event you can point to in retrospect. I hope you are wrong, but only time will tell us."

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 1

     Our friend sent our reply, which we had completely forgotten, back to us after the Attack. Tragically, we now know the answer. It is these events that give, finally, a shape to this uneasy fear that the markets are predicting something far worse than anything we can foresee. It's these fears that feed upon themselves, driving the markets yet lower even in the face of huge and prolonged interest rate cuts. These catastrophes are what ultimately end our fears by defining the unknown. They give dimension and texture to the ways in which our lives will now change, and force us to alter our plans, our dreams, our expectations for the future, and our daily lives accordingly, so that we can finally resume the business of living.

     Where we erred at IPS Funds this year, frankly, was that we simply didn't anticipate the extent to which the Federal Reserve's actions would damage the economy and the markets. We failed to understand the increasing instability the markets were predicting, and failed to act fast enough when the wheels started to come off. You've read what we think of the Federal Reserve often enough. The Fed under Chairman Alan Greenspan drastically exacerbated both the tech bubble in 1999 and early 2000, and the market crash that followed, and caused the first major global recession since the early 1980s. This was the culmination of Greenspan's years long and continuing massive violation of the Fed's central mission, which is to maintain a stable money supply.

     This does not mean the Fed caused the recession and bear market. Given the excesses in the economy, it would have happened anyway. However, the markets are perfectly capable of correcting their own excesses. Government interference in normal market processes, though, distorts the signals the markets need to perform efficiently. The Fed's interference has drastically exacerbated the extent of the bubble and the consequent deflation. Under a more gradual market correction unassisted by massive Fed intervention, more investors may have been able to see what was coming and to react more effectively. It appears to us that the Federal Reserve under Chairman Alan Greenspan has given up on the fundamental faith of America's founders, which is that democratic processes and free markets can achieve on their own fair and moral economic outcomes. Astoundingly, the Federal Reserve led by Alan Greenspan, an Ayn Rand admirer and free market proponent, has become the enemy of free markets.

     As with all aggressive funds, and especially those like Millennium and New Frontier with large positions in immature new high tech sectors, we were hurt by our willingness to tolerate the extreme volatility typical of such growth stocks. While this strategy works most of the time and under a reasonable Fed monetary policy, it doesn't in the kind of structural recession and bear market we have experienced over the last 18 months. The strength, and the major weakness, of our management style is that we rely normally on adverse stock price movements that are at odds with publicly available information, management statements and favorable analyst opinions, as an early warning that something is wrong with a company. Historically this has often gotten us out of stocks well ahead of the eventual negative news, and saved us a great deal of money.

     Unfortunately, drastic and rapid market declines such as we experienced in 2001 mask the signals that we normally rely on to get out of stocks before disaster strikes. We did not recognize that worse was to come, and failed to move our sell stops up soon enough to avoid some major losses in our aggressive stocks. Nevertheless, by late summer we had moved our sell stops up to the point that several tech sales were triggered well above the eventual bottom for their stock prices. We entered the week of Sept.10 with very large cash positions that greatly cushioned our decline relative to the indexes during the week of the markets' reopening. We began reinvesting your cash during that week and before the end of October were again fully invested.

     Given our failure to predict the severity of the market decline, we are reluctant to resume an investment strategy that depends exclusively on a resumption of a strong new bull market. We do believe, though, that the terrible loss of September 11, 2001 was one of those fulcrums - large or small we cannot yet know - upon which history turns and that will create the actions needed to end the recession and restore our nation. While much is still unknown, it is relative detail. Direction and purpose will soon bring this bear market to an end, as it is our belief it has already done. It is the strong and resilient psyche of the American people in which we now need to place our faith, not the Fed.

Robert Loest, Ph.D., CFA                           Gregory A. D'Amico
Senior Portfolio Manager                           President

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 2

                              IPS Millennium Fund

Performance of the Barbell Strategy in 2001

     As many of you know, Millennium pursues a strategy of investing using a "barbell" approach. This means we tend to pursue very high growth opportunities at one end of a barbell. The other end of the barbell consists of much more conservative, low growth and often dividend-paying companies. We shift assets from one end of the barbell to the other, depending on market and economic circumstances.

     Early in 1999, we made the decision to forsake our normally diversified conservative positions in order to invest heavily in Electric and Gas Utilities, and Independent Power Producers (IPPs) on the conservative end of the barbell; a bet that paid off handsomely. From the time of their purchase until January 2001, our utilities have done an exceptional job of partially insulating Millennium from the much greater volatility, and some of the losses, of the high tech portion of the Fund, as well as contributing to our growth. In 2001, though, this has not been the case.

[line chart]

                           Millennium Fund Returns
                    Average Annual Returns as of 11/30/01

-------------------------------------------------------------------------------
                                  Average Annual Returns as of 11/30/01
                                    1           3          5      Inception
                                  Year        Years      Years    (01/03/95)
                                  ----        -----      -----    ----------
Fund                            -40.23%       2.52%      9.57%      14.32%
S&P 500 Index                   -12.23%       0.52%     10.04%      15.96%
Nasdaq Composite Index(*)       -25.69%      -0.33%      8.35%      14.98%
(*)Does not include reinvestment of dividends
-------------------------------------------------------------------------------

Figure 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

[end line chart]

     Millennium has received a reputation for being a tech fund because of its outrageous performance in 1998 -'99, as well as its poor performance this year. This is unfortunate because it has created inaccurate expectations on the part of many investors. It was not just tech stocks that created the positive performance, but also the conservative end of the barbell -- mostly utilities of some kind -- that had unusually high returns. Millennium shoots for the aggressive end of the barbell to outperform the Nasdaq Composite Index.
However, we expect that the return of the slow growth, high-dividend counterweight of the conservative end of the barbell will fall modestly below that of the S&P 500 Index.

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 3

     This means that during normal markets (not historically extreme positive or negative returns years), we are most likely to fall in performance somewhere between the S&P 500 Index and the Nasdaq Composite Index. How close to the one or the other will depend on what sectors of the market are doing well. Our fortunate large investment in utilities in early 1999 resulted in a historically extreme return for the sector in less than 2 years. This added a performance booster to Millennium, in addition to the techs, that is not typical of how the Fund's strategy is designed to perform longer term, and has inflated expectations for Millennium.

     During the first half of the year, Millennium sold most of its high-dividend counterweight stocks at the conservative end of the barbell - our utilities and independent power producers. The reasons were that they had become politicized and highly volatile and because they had also risen 50% - 100%, and we had earned most of the gains for which we initially bought them. Subsequent performance has proved this to be good timing. We sold most of our largest holding by far, Calpine (CPN), at a handsome profit before its decline. Although we still incurred an overall loss on Enron (ENE), selling the last shares at between $9 and $16, we had already sold the majority at far higher prices earlier in the year. By the end of August, our utility position had declined to the mid-teens as a percent of the Fund's holdings, from near 50% at its maximum. By the end of November, utilities were only 3.5% of the Fund. Because we considered other high-dividend stocks (financials, REITs, etc.) that we have used for conservative diversification in the past still too overpriced for us to purchase, however, this left us without a counterweight to our aggressive end of the barbell. The unfortunate result was that the Fund did very poorly during 2001.

[bar chart}

                        Quarter Returns: IPS Millennium Fund
                          vs. Value Line Arithmetic Composite

                                  IPS Millennium     vs. Value Line
                                       Fund       Arithmetic Composite

     Period                        % Return           % Return
      6/95                            8.27%              7.99%
      9/95                            7.68%              7.78%
      12/95                           3.02%              1.52%
      3/96                            6.25%              5.83%
      6/96                            9.51%              4.06%
      9/96                            1.52%              1.86%
      12/96                           5.34%              6.78%
      3/97                           -6.29%              0.23%
      6/97                           17.81%             14.96%
      9/97                           16.20%             12.71%
      12/97                          -5.33%             -1.09%
      3/98                           17.21%             11.57%
      6/98                            3.81%             -3.04%
      9/98                           -6.52%            -17.20%
      12/98                          23.35%             18.13%
      3/99                           21.69%             -3.73%
      6/99                           11.38%             17.26%
      9/99                            5.05%             -8.18%
      12/99                          53.67%              6.67%
      3/00                           14.99%              4.03%
      6/00                          -11.10%             -0.41%
      9/00                           10.65%              6.40%
      12/00                         -32.25%             -0.53%
      3/01                          -28.95%             -9.88%
      6/01                            2.88%             12.95%
      9/01                          -32.30%            -19.45%
      12/01                          16.63%             23.39%


Figure 2: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

[end bar chart]


Major Changes to the Fund's Holdings

     As we stated in our last report to you, "Nevertheless, we have faith the barbell will work longer term to improve the Fund's risk/return characteristics for one simple reason - it forces us to allocate money from overvalued sectors to undervalued ones at major turning points in the market."

     Sales resulting from dramatically moving up our sell stops late last summer gave Millennium a cash position at the end of August of over 30.10%, and cash was 27.50% of the Fund on Sept. 11. The drastic decline preceding the Attack of Sept. 11, our cash hoard, and the subsequent bloodbath upon the reopening of the stock markets on Sept. 17 gave us the opportunity for which we had been waiting since we sold most of our utilities.

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 4

     By the end of October, Millennium was once again fully invested, with a cash position of only 6.30%. As you will see from the Fund's position statement at the end of this report, the conservative end of the barbell has been fully restored, and is once again highly diversified. The Fund has added significant positions in a number of very undervalued, high dividend stocks in a wide variety of investment sectors. A few examples to illustrate this are Caterpillar (CAT) and Cummins (CUM) in industrial machinery; Alltel (AT) and Verizon (VZ) in communications; Fleet Boston (FBF) and Citigroup (C) in banking; Marsh & McLennan (MMC) in insurance; Morgan Stanley (MWD) and Merrill Lynch (MER) in asset management; and Health Care Properties (HCP) in REITs.


============================================================================================================================
                                                The IPS Millennium Fund Barbell
                                                   (As of November 30, 2001)

         Aggressive (38.00%)                       Moderate (17.60%)                          Conservative (44.40%)
Applied Biosystems, Adobe, Analog
Devices, Advent Software, Affymetrix,
Alamosa Holdings, Astropower, Barra,                                                 Alltell Corp, American Intl Group,
Bed Bath & Beyond, Brocade, Caminus,      AOL Time Warner, Anadarko Petroleum,       American Express, Bear Stearns,
Clear Channel Comm, Concord EFS,          Dell Computer, Hanover Compressor,         Citigroup, Caterpillar, Cummins,
Checkpoint Software, Celestica,           Invitrogen, Hydril, Kinder Morgan,         Dominion Resources, FleetBoston
Cree, Amdocs, Emulex, Factset Research,   Liberty Media, Lowes, Microsoft, Nabors    Financial, Fannie Mae, Fidelity
Flextronics, Hispanic Broadcasting,       Industries, Nokia, Remington Oil, Symbol   National Financial, Fed Home Loan
International Rectifier, Intersil,        Technologies, Spinnaker Exploration,       Mtg, Health Care PPTY, Illinois
Kopin, Mercury Interactive, Microsemi,    Schlumberger, Tyco Industries, Worldcom,   Tool Works, Keyspan, Lehman Bros,
Micromuse, National Semiconductor,        Weatherford International, Wal-Mart,       Merrill Lynch, Marsh & McLellan,
Network Appliance, Nvidia, Omnicom,       XTO Energy, Zebra Tech                     Morgan Stanley Dean Witter, North
Sprint PCS, Airgate PCS, Power                                                       Fork Bancorp, Renaissance Re, State
Integrations, Qualcomm, Pixel Works,                                                 Street Corp, Trust Bank of NY, Verizon,
RF Microdvices, Storage Networks,                                                    Walgreens, Cash equivalent (13.60%)
Symantec, Tuesday Morning, Texas
Instruments, Veritas Software, Xilinx

============================================================================================================================
Figure 3: The divisions shown above are arbitrary, and defined by IPS Advisory according to the purpose for which we bought the companies. Nevertheless, we believe they fairly represent the Fund's structure as defined by the Barbell
Strategy. These positions and proportions will change frequently.


     Cash equivalents were temporarily high at the end of November (13.60%) due to our transition from most of the remainder of our utilities to a more diversified position in conservative stocks, and were quickly reinvested. At the end of November, this left the fund with a bit over 13% in cash equivalents, with the barbell diversified across the broad categories depicted in Figure 3 above. The Fund has performed subsequent to September 11th in accordance with our expectations.

     Investment opportunities like we saw following the September Attack on the U.S. are historically rare, and sooner or later are followed by greater than average stock returns for several years. While Millennium will continue to be more volatile than the S&P 500 Index and the Value Line Arithmetic Composite, this should be expected due to the aggressive nature of the growth end of the barbell. We feel that our performance subsequent to September 11 has validated our barbell approach and the Fund's reallocation of its cash position. Although the last quarter is a short period over which to judge performance, we feel the Fund has now fully recovered not only its' footing but its sea legs. We trust that for 2002 and beyond, the Fund will again perform to our expectations and to yours.

Robert Loest, Ph.D., CFA
Senior Portfolio Manager

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 5

                              IPS New Frontier Fund

     The advantage in having a fiscal year that leads the calendar year by a month is being able to bid an early adieu to a particularly tragic and unprofitable year such as 2001. We, like many other money managers, failed to foresee the depth and severity of the recession that we believe began in the first quarter of the year. As might be expected, a fund such as New Frontier, which is significantly invested in this information and economic revolution that began a few short years ago, suffered more than many other growth funds. New Frontier's short life has consisted of its first 18 months at the tail end of one of the biggest bull markets in history with a return of 187.42% in a single year, and the other half living through the second worst bear market in a century, with a loss of 50.41% in its most recent year. Given the extreme and violent fluctuations in returns during the period, we don't believe the Fund's returns are representative of the future.

[line chart]
                                New Frontier Fund Returns
                          Average Annual Returns as of 11/30/01

-------------------------------------------------------------------------------
                                          Average Annual Returns as of 11/30/01
                                              1             3      Inception
                                             Year         Years    (08/03/98)
                                             ----         -----    ----------
Fund                                       -50.41%       -11.87%     -9.45%
S&P 500 Index                              -12.23%         0.52%      1.77%
Nasdaq Composite Index(*)                  -25.69%       - 0.33%      1.20%
(*)Does not include reinvestment of dividends
-------------------------------------------------------------------------------

Figure 4: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

[end line chart]

     If possible, put aside for just a moment thoughts of stocks, stock prices, and stomach-churning roller coasters. Think only of how technology, as developed and introduced by relatively young companies, has changed our lives for the better over the past decade. Products and services such as email, which we now take for granted, were either not that widely used or did not exist just a few short years ago. It is our firm belief there is much more to come, both that which is predictable and that which is unpredictable. At IPS Funds, we have long prided ourselves on our ability to spot new paradigms and identify companies that can benefit. Everyone here has a healthy curiosity, eclectic interests, and an innate skepticism concerning prevailing wisdoms. These virtues we consider necessary in the process of choosing equity investments in a complex adaptive society.

     Let's now try to briefly outline what went on during 2001. Approximately fifteen days before the beginning of our 2001 fiscal year, the Federal Open Markets Committee convened and issued a statement that its members were still concerned about inflation. On January 2, 2001, the markets plunged and the Federal Reserve lowered the discount rate for the first of many times during the year. Perhaps believing the Fed had changed its course in time, the markets sharply rebounded on January 3.

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 6

     Nevertheless, as the first calendar quarter of the year continued, there were more signs of a slowing economy. A harbinger of things to come, especially in hindsight, was the Nortel (NT) announcement on February 15, which lowered its guidance for the quarter and set the tone for the markets over the next few weeks. Despite these seemingly short-term problems, it was widely thought that with the Fed lowering rates, the declines would reverse and the economy would do well during the second half of the year. Indeed, after a near term bottom during the first week in April, the markets once again saw reasons for optimism and rallied for several weeks.

[bar chart]
               Quarter Returns: IPS New Frontier Fund
                vs. Value Line Arithmetic Composite

                                 IPS New             vs. Value Line
                              Frontier Fund        Arithmetic Composite

     Period                    % Return                % Return
      9/98                       -1.92%                 -14.50%
      12/98                      20.69%                  18.13%
      3/99                       19.11%                  -3.73%
      6/99                        9.59%                  17.26%
      9/99                       11.08%                  -8.18%
      12/99                      98.24%                   6.67%
      3/00                        7.15%                   4.03%
      6/00                      -16.59%                  -0.41%
      9/00                       -6.21%                   6.40%
      12/00                     -47.84%                  -0.53%
      3/01                      -45.68%                  -9.88%
      6/01                       17.16%                  12.95%
      9/01                      -35.49%                 -19.45%
      12/01                      17.97%                  23.39%


Figure 5: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

[end bar chart]

     However, and this is a really big however, as we entered the summer season, companies were not saying what we wanted and had thought we would hear, specifically that business was expected to pick up again during the third or fourth quarter, at the latest. Instead, what we increasingly heard was company after company announcing further reductions in guidance, and maybe even more frightening to investors, having absolutely no idea when conditions would improve. People were increasingly alarmed that the economy did not seem to be responding to the Fed's rate cuts. Summer brought more declines, but not without some head fakes in a year of head fakes. For instance, on June 29, the final trading day for the first half of the calendar year, New Frontier was up over 4.50% for the day and up over 11.01% for the final ten days of the month. Investor optimism proved unjustified, bad announcements kept coming, and Labor Day came and went without any real market turnaround.

     Then came the events of September 11. If we really think about it, what happened on that day was a shock, but a surprise mainly because of the low-tech operation and our government's complete failure of intelligence. They achieved the deadly result of attracting our full and undivided attention on September
11. Despite all the misery and destruction they inflicted with ghoulish glee that day, their goals of intimidating us and damaging our overall economy to any lasting extent will fail. Our economy is simply too strong, diverse, and far flung. What is permanent is the cold anger that abides in the hearts of Americans and other freedom-loving people. As they are discovering daily, these creatures have sown the seeds of their own destruction. Technology, as well as munitions, will increasingly render them impotent. Woe to any nation or group which attempts to violate the basic right the founding of this nation was meant to secure and protect: The right to be left alone.

     What were the changes in strategy that were implemented during the year? At the beginning of the year, we were heavily invested for the build-out and utilization of the fiber optic and wireless networks, the growth of the data storage industry, and the need for application software, as well as both software and services to manage the efficient use of the Internet. As we became aware of the magnitude of the economic slowdown, we began selling stocks that were more sensitive and dependent upon the continued strong growth of the economy. As stated earlier, we wish we had had more foresight, but we did manage to cut our losses. As the summer wore on, we began focusing on adding stocks with both growth and defensive characteristics such as Citigroup (C), State Street (STT), Tyco (TYC), and Walgreen (WAG). After the market low in September, we became more aggressive once we saw evidence of a bottom in the markets.

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 7

     What have we as money managers learned? Some have said a recession occurred because of too much inventory and capacity. In this view, money was so cheap and easy to get that companies just kept producing tons and tons of the proverbial widgets. We might retort that much of this inventory now in excess was needed, and became excess only because the economy was shut down by the Fed. Nevertheless, the result was the same. We had a poor year. The logical question from our Funds' owners is what we intend to do to limit volatility while still pursuing aggressive growth.

     Now, and in the future, we intend to pay more attention to risk, both micro and macro, and be quicker to sell a disappointing stock even if we have faith in its long-term success as a paradigm leader. As bad things happen to good people, so also to good stocks, even if only temporarily. In the past, as long-term investors we have been willing to ride out the extreme volatility characteristic of growth stocks, and had set our sell stops quite low. The last year has convinced us that even if it means a higher turnover ratio, we should be operating with closer sell stops to better limit downside risk. New Frontier will still be an aggressive growth fund, run for investors and not short term traders, but will attempt to be more nimble as well as defensive when appropriate.

     Now, what do we see for 2002 and how are we positioning New Frontier for 2002? In the New Frontier Fund, we don't speak of the barbell as we do in Millennium, but perhaps we should. One end would be the more familiar stocks the Fund has traditionally held - those, both in and out of technology, with high growth potentials and commensurate high betas. The other end of the bar might be named the combination growth/defensive end. This end would have, for example, more stable tech companies such as Microsoft (MSFT) and Dell (DELL), and companies like Citigroup (C), State Street (STT) and Tyco (TYC) that we believe have substantial turnaround potential. Using this approach, as we have for the past several months, will allow us to stay fully invested in growth stocks while achieving more protection from volatility. We will adjust the size of each end as our judgment of economic conditions warrants. We have the ability to be very aggressive, or more cautious as would have been wise in 2001. The New Frontier Fund is sometimes thought of as a technology sector fund because, during the Fund's young life, growth has been highest in the technology sector. However, the Fund intends to seek growth in any sector consistent with our investment guidelines.

     It is foolhardy, of course, to predict in detail how the markets will perform, but it appears our long journey through the wilderness, for the economy as well as our Funds, may be at an end. Cyclical stocks, which often lead and thus forecast a recovery, have been doing quite well. New Frontier, albeit at depressed levels, had back-to-back monthly gains in October and November 2001, for the first time in almost a year.

     The semiconductor industry has been strong, which is usually an early indicator of an economic recovery. We plan to add to this area as appropriate and start a position in the semiconductor equipment sector. Storage, one of our can't-miss picks for last year which did miss, has shown strong gains recently as we have shifted money there. Another avenue for controlling volatility is that the Fund is now invested in a wider variety of growth sectors like Financial and Business Services, Asset Management, Media and Advertising, Broadcasting and of course, various technology sectors. In Wireless Communications, we eagerly anticipate the rollout of high data rate products and services during 2002, as well as increasing wireless penetration of the Unites States market. Regardless of the behavior of the economy, we feel Virtual and Physical Security has permanently grown in importance.

     Thank you for your patience and confidence during what may have been the most volatile 3-year period in U.S. stock market history. We are working hard to ensure better returns for you in the future.

Charles S. Sanders, JD
Fund Portfolio Manager

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 8

===============================================================================
     ** The above outlook reflects the opinions of Robert Loest and Charles Sanders, are subject to change, and any forecasts made cannot be guaranteed.

     ** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

     ** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The returns shown for the Nasdaq Composite Index do not include reinvestment of dividends. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Composite Index. The Value Line Arithmetic Composite Index figures do not reflect any fees or expenses.

     ** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

     ** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

     ** Quasar Distributors, LLC, distributor.

                                                              1/2002

                              IPS Funds Privacy Policy
                              ------------------------

We collect nonpublic personal information about you from the following sources:

     Information we receive from you on applications and other forms; Information about your transactions with us, our affiliates, or others; and Information we receive from a consumer-reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For more information, please contact IPS Funds at:

Phone: 800.249.6927       Web Site:  www.ipsfunds.com      1225 Weisgarber Road
       865.524.1676       E mail:    info@ipsfunds.com     Suite S-380
Fax:   865.544.0630                                        Knoxville, TN 37909

COPYRIGHT 2001, IPS ADVISORY, INC.                                       Page 9

                              IPS Millennium Fund
                            SCHEDULE OF INVESTMENTS
                               November 30, 2001

                                                      Shares              Value
                                                      ------              -----
COMMON STOCKS - 80.9%

Asset Management - 4.7%
The Bear Stearns Companies Inc.                       10,000       $    575,000
Lehman Brothers Holdings Inc.                         20,000          1,323,000
Merrill Lynch & Co., Inc.                             50,000          2,504,500
Morgan Stanley Dean Witter & Co.                      20,000          1,110,000
State Street Corporation                              60,000          3,140,400
                                                                   ------------
                                                                      8,652,900
                                                                   ------------
Biotechnology - 4.5%
Affymetrix, Inc.(*)                                   60,000          2,173,200
Applied Biosystems Group - Applera Corporation        80,000          2,648,000
Invitrogen Corporation(*)                             50,000          3,412,500
                                                                   ------------
                                                                      8,233,700
                                                                   ------------
Business Services - 0.2%
Concord EFS, Inc.(*)                                  15,000            449,400
                                                                   ------------
Computer Hardware - 1.3%
Celestica Inc.(*)(1)                                  20,000            845,800
Dell Computer Corporation(*)                          40,000          1,117,200
Flextronics International Ltd.(*)(1)                  20,000            500,000
                                                                   ------------
                                                                      2,463,000
                                                                   ------------
Consumer Retail - 3.7%
Bed Bath & Beyond Inc.(*)                             30,000            974,100
Lowe's Companies, Inc.                                10,000            453,100
Tuesday Morning Corporation(*)                        20,000            387,000
Walgreen Co.                                          70,000          2,310,000
Wal-Mart Stores, Inc.                                 50,000          2,757,500
                                                                   ------------
                                                                      6,881,700
                                                                   ------------
Data Storage & Networking - 4.3%
Brocade Communications Systems, Inc.(*)               40,000          1,312,000
Emulex Corporation(*)                                 10,000            326,100
Network Appliance, Inc.(*)                            20,000            308,600
StorageNetworks, Inc.(*)                              20,000            137,400
Symbol Technologies, Inc.                            170,000          2,825,400
VERITAS Software Corporation(*)                       50,000          1,944,500
Zebra Technologies Corporation - Class A(*)           20,000          1,025,400
                                                                   ------------
                                                                      7,879,400
                                                                   ------------
Display Technology - 5.3%
Cree, Inc.(*)                                         50,000          1,243,000
Kopin Corporation(*)                                 200,000          3,228,000
NVIDIA Corporation(*)                                 60,000          3,278,400
Pixelworks, Inc.(*)                                  120,000          2,046,000
                                                                   ------------
                                                                      9,795,400
                                                                   ------------
Financial - 13.0%
American Express Company                              30,000            987,300
American International Group, Inc.                    30,000          2,472,000
BARRA, Inc.(*)                                        25,000          1,167,250
Citigroup Inc.                                       100,000          4,790,000
FactSet Research Systems Inc.                         40,000          1,199,200
Fannie Mae                                            20,000          1,572,000
Fidelity National Financial, Inc.                     30,000            681,300
FleetBoston Financial Corporation                     90,000          3,307,500
Freddie Mac                                           40,000          2,646,800
Marsh & McLennan Companies, Inc.                      10,000          1,069,700
North Fork Bancorporation, Inc.                       80,000          2,423,200
RenaissanceRe Holdings Ltd. (1)                       10,000            988,100
TrustCo Bank Corp NY                                  49,726            604,668
                                                                   ------------
                                                                     23,909,018
                                                                   ------------
Healthcare - 0.4%
Health Care Property Investors, Inc.                  20,000            742,800
                                                                   ------------
Independent Power Producers - 1.2%
AstroPower, Inc.(*)                                   60,000          2,190,000
                                                                   ------------
Industrial Manufacturing & Mining - 4.5%
Caterpillar Inc.                                      40,000          1,896,800
Cummins Inc.                                          30,000          1,087,800
Illinois Tool Works Inc.                              20,000          1,227,000
Tyco International Ltd.(1)                            70,000          4,116,000
                                                                   ------------
                                                                      8,327,600
                                                                   ------------
Multimedia - 5.6%
AOL Time Warner Inc.(*)                              120,000          4,188,000
Clear Channel Communications, Inc.(*)                 50,000          2,336,500
Hispanic Broadcasting Corporation(*)                  90,000          1,966,500
Liberty Media Corporation - Class A(*)                80,000          1,052,000
Omnicom Group Inc.                                    10,000            858,600
                                                                   ------------
                                                                     10,401,600
                                                                   ------------
Natural Gas E&P - 3.1%
Anadarko Petroleum Corporation                        15,000            778,500
Caminus Corporation(*)                                20,000            368,000
Hanover Compressor Company(*)                         10,000            258,700
Hydril Company(*)                                     20,000            387,400
Kinder Morgan, Inc.                                    5,000            244,650
Nabors Industries, Inc.(*)                            10,000            315,000
Remington Oil & Gas Corporation(*)                    10,000            162,900
Schlumberger Limited                                  30,000          1,440,300
Spinnaker Exploration Company(*)                      20,000            829,400
Weatherford International, Inc.(*)                    20,000            669,400
XTO Energy, Inc.                                      15,000            243,750
                                                                   ------------
                                                                      5,698,000
                                                                   ------------
Natural Gas Utility - 0.7%
KeySpan Corporation                                   40,000          1,325,200
                                                                   ------------
Power Chips - 1.3%
International Rectifier Corporation(*)                60,000          2,007,600
Power Integrations, Inc.(*)                           20,000            454,000
                                                                   ------------
                                                                      2,461,600
                                                                   ------------
Semiconductor Manufacturing - 6.7%
Analog Devices, Inc.(*)                               60,000          2,550,000
Intersil Corporation - Class A(*)                     60,000          2,004,600
Microsemi Corporation(*)                              60,000          1,866,000
National Semiconductor Corporation(*)                 40,000          1,205,200
Texas Instruments Incorporated                        80,000          2,564,000
Xilinx, Inc.(*)                                       60,000          2,166,600
                                                                   ------------
                                                                     12,356,400
                                                                   ------------
Software - 3.7%
Adobe Systems Incorporated                            70,000          2,245,600
Advent Software, Inc.(*)                              10,000            500,200
Mercury Interactive Corporation(*)                    40,000          1,231,600
Micromuse Inc.(*)                                     60,000            952,800
Microsoft Corporation(*)                              30,000          1,926,300
                                                                   ------------
                                                                      6,856,500
                                                                   ------------
Telecommunications - 2.6%
Amdocs Limited(*)(1)                                  90,000          2,976,300
WorldCom, Inc. - WorldCom Group(*)                   120,000          1,744,800
                                                                   ------------
                                                                      4,721,100
                                                                   ------------
Utilities - 1.6%
Dominion Resources, Inc.                              50,000          2,922,500
                                                                   ------------



See notes to Financial Statements                                       Page 10


                              IPS Millennium Fund
                      SCHEDULE OF INVESTMENTS (continued)
                               November 30, 2001

                                                      Shares              Value
                                                      ------              -----
Virtual and Physical Security - 2.5%
Check Point Software Technologies Ltd.(*)(1)          70,000          2,684,500
Symantec Corporation(*)                               30,000          1,949,100
                                                                   ------------
                                                                      4,633,600
                                                                   ------------
Wireless Services - 10.0%
Airgate PCS, Inc.(*)                                  10,000            525,000
Alamosa Holdings, Inc.(*)                             30,000            418,500
ALLTEL Corporation                                    30,000          1,952,400
Nokia Oyj - ADR(1)                                   130,000          2,991,300
QUALCOMM Inc(*)                                       60,000          3,523,200
RF Micro Devices, Inc.(*)                            120,000          2,910,000
Sprint Corp(*)                                       130,000          3,243,500
Verizon Communications Inc.                           60,000          2,820,000
                                                                   ------------
                                                                     18,383,900
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $148,285,219)                                               149,285,318
                                                                   ------------

                                                   Principal
                                                      Amount
                                                      ------
SHORT-TERM INVESTMENTS -13.6%

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.6%
Federal Home Loan Bank, 1.85%, 12/03/01          $19,545,000         19,542,991
                                                                   ------------
VARIABLE RATE DEMAND NOTES (2) - 3.0%
American Family Financial Services Inc., 1.71%     3,297,778          3,297,778
Wisconsin Corporate Central Credit Union, 1.78%      466,644            466,644
Wisconsin Electric Power Company, 1.71%            1,665,666          1,665,666
                                                                   ------------
Total Variable Rate Demand Notes                                      5,430,088
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $24,973,079)                                                 24,973,079
                                                                   ------------
TOTAL INVESTMENTS
  (Cost $173,258,298) - 94.5%                                       174,258,397
                                                                   ------------
Other Assets Less Liabilities - 5.5%                                 10,208,908
                                                                   ------------
Total Net Assets - 100.0%                                          $184,467,305
                                                                   ============

(*)Non-income producing security.
ADR - American Depository Receipt
(1) Foreign security which trades on U.S. Exchange.
(2) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
    The rates listed are as of November 30, 2001.



See notes to Financial Statements                                       Page 11


                             IPS New Frontier Fund
                            SCHEDULE OF INVESTMENTS
                               November 30, 2001

                                                      Shares              Value
                                                      ------              -----
COMMON STOCKS - 91.8%
Asset Management - 3.3%
Merrill Lynch & Co., Inc.                              1,000         $   50,090
State Street Corporation                               3,000            157,020
                                                                     ----------
                                                                        207,110
                                                                     ----------
Biotechnology - 5.3%
Agilent Technologies, Inc.(*)                          6,000            163,620
Applied Biosystems Group - Applera Corporation         3,000             99,300
Invitrogen Corporation(*)                              1,000             68,250
                                                                     ----------
                                                                        331,170
                                                                     ----------
Business Services - 3.0%
Computer Sciences Corporation(*)                       2,000             95,300
Concord EFS, Inc.(*)                                   3,000             89,880
                                                                     ----------
                                                                        185,180
                                                                     ----------
Computer Hardware - 2.8%
Celestica Inc.(*)(1)                                   1,000             42,290
Dell Computer Corporation(*)                           2,000             55,860
Flextronics International Ltd.(*)(1)                   3,000             75,000
                                                                     ----------
                                                                        173,150
                                                                     ----------
Consumer Retail - 2.3%
Tuesday Morning Corporation(*)                         4,000             77,400
Walgreen Co.                                           2,000             66,000
                                                                     ----------
                                                                        143,400
                                                                     ----------
Data Storage & Networking - 5.6%
Brocade Communications Systems, Inc.(*)                3,000             98,400
Network Appliance, Inc.(*)                             4,000             61,720
StorageNetworks, Inc.(*)                              10,000             68,700
Symbol Technologies, Inc.                              7,000            116,340
                                                                     ----------
                                                                        345,160
                                                                     ----------
Display Technology - 4.5%
Kopin Corporation(*)                                   3,000             48,420
NVIDIA Corporation(*)                                  3,000            163,920
Pixelworks, Inc.(*)                                    4,000             68,200
                                                                     ----------
                                                                        280,540
                                                                     ----------
Financial - 4.4%
The BISYS Group, Inc.(*)                               1,000             58,840
Citigroup Inc.                                         3,000            143,700
First Data Corporation                                 1,000             73,240
                                                                     ----------
                                                                        275,780
                                                                     ----------
Industrial Equipment - 4.7%
Tyco International Ltd.(1)                             5,000            294,000
                                                                     ----------
Multimedia - 9.7%
AOL Time Warner Inc.(*)                                4,000            139,600
Clear Channel Communications, Inc.(*)                  2,000             93,460
Hispanic Broadcasting Corporation(*)                   4,000             87,400
Liberty Media Corporation - Class A(*)                15,000            197,250
Omnicom Group Inc.                                     1,000             85,860
                                                                     ----------
                                                                        603,570
                                                                     ----------
Power Chips - 2.3%
International Rectifier Corporation(*)                 3,000            100,380
Power Integrations, Inc.(*)                            2,000             45,400
                                                                     ----------
                                                                        145,780
                                                                     ----------
Semiconductors Manufacturing - 9.4%
Analog Devices, Inc.(*)                                2,000             85,000
Conexant Systems, Inc.(*)                              6,000             89,340
Intersil Corporation - Class A(*)                      3,000            100,230
LSI Logic Corporation(*)                               3,000             48,750
Microsemi Corporation(*)                               1,000             31,100
National Semiconductor Corporation(*)                  4,000            120,520
Xilinx, Inc.(*)                                        3,000            108,330
                                                                     ----------
                                                                        583,270
                                                                     ----------
Software - 5.4%
Adobe Systems Incorporated                             5,000            160,400
Autodesk, Inc.                                         3,000            111,600
Microsoft Corporation(*)                               1,000             64,210
                                                                     ----------
                                                                        336,210
                                                                     ----------
Telecommunications - 6.2%
Amdocs Limited(*)(1)                                   3,000             99,210
Broadcom Corporation - Class A(*)                      1,000             43,990
Broadwing Inc.(*)                                      8,000             76,160
ITXC Corp.(*)                                          5,000             37,900
WorldCom, Inc. - WorldCom Group(*)                     9,000            130,860
                                                                     ----------
                                                                        388,120
                                                                     ----------
Transportation - 0.8%
Expeditors International of Washington, Inc.           1,000             50,010
                                                                     ----------
Virtual and Physical Security - 8.9%
Check Point Software Technologies Ltd.(*)(1)           3,000            115,050
Network Associates, Inc.(*)                            3,000             68,850
Symantec Corporation(*)                                4,000            259,880
VeriSign, Inc.(*)                                      2,000             74,720
Visionics Corporation(*)                               3,000             38,100
                                                                     ----------
                                                                        556,600
                                                                     ----------
Wireless Telecommunications - 13.2%
AirGate PCS, Inc.(*)                                   2,000            105,000
Alamosa Holdings, Inc.(*)                              3,000             41,850
Nokia Oyj - ADR(1)                                     3,000             69,030
QUALCOMM Inc(*)                                        4,000            234,880
RF Micro Devices, Inc.(*)                              5,000            121,250
Sprint Corp(*)                                         6,000            149,700
UbiquiTel Inc.(*)                                     10,000             99,200
                                                                     ----------
                                                                        820,910
                                                                     ----------

TOTAL COMMON STOCKS (Cost $5,962,668)                                 5,719,960
                                                                     ----------

                                                   Principal
                                                     Amount
                                                     ------
SHORT-TERM INVESTMENTS - 8.5%

VARIABLE RATE DEMAND NOTES (2) - 8.5%
American Family Financial Services Inc.,
  1.71%                                             $242,118            242,118
Wisconsin Electric Power Company, 1.71%              286,614            286,614
Total Variable Rate Demand Notes                                        528,732
                                                                     ----------
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $528,732)                            528,732

                                                                     ----------
TOTAL INVESTMENTS (Cost $6,491,400) - 100.3%                          6,248,692

                                                                     ----------
Liabilities Less Other Assets - (0.3%)                                 (19,069)

                                                                     ----------
Total Net Assets - 100.0%                                            $6,229,623
                                                                     ==========

(*)Non-income producing security.
ADR - American Depository Receipt.
(1) Foreign security which trades on U.S. Exchange.
(2) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
    The rates listed are as of November 30, 2001.



See notes to Financial Statements                                       Page 12


                                  IPS Funds
                             Financial Statements
===============================================================================
                     Statements of Assets and Liabilities
                              November 30, 2001
                     ====================================

                                                  IPS                 IPS
                                            Millennium Fund    New Frontier Fund
                                            ---------------    -----------------
ASSETS:
Investments, at value (cost $173,258,298
  and $6,491,400, respectively)             $ 174,258,397         $  6,248,692
Cash                                                    -              105,833
Receivable for investments sold                10,600,100               99,340
Receivable for capital shares sold              1,117,846                  502
Dividends receivable                               95,787                  300
Interest receivable                                 8,556                  486
                                            --------------        -------------
Total Assets                                  186,080,686            6,455,153
                                            --------------        -------------
LIABILITIES:
Payable for investments purchased               1,083,349              221,116
Payable for capital shares redeemed               339,418                    -
Payable to Advisor                                190,254                4,414
Other payables                                        360                    -
                                            --------------        -------------
Total Liabilities                               1,613,381              225,530
                                            --------------        -------------
                                            $ 184,467,305         $  6,229,623
                                            ==============        =============
NET ASSETS CONSIST OF:

Capital stock                               $ 457,322,422         $ 23,769,576
Accumulated undistributed net realized
  loss on investments sold                   (273,855,216)         (17,297,245)
Net unrealized appreciation
  (depreciation) on investments                 1,000,099             (242,708)
                                            --------------        -------------
Total Net Assets                            $ 184,467,305         $ 16,229,623
                                            ==============        =============
Shares outstanding (no par value,
  unlimited shares authorized)                  6,269,015              736,959
Net asset value, redemption price
  and offering price per share              $       29.43         $       8.45
                                            ==============        =============


                          Statements of Operations
                    For the Year Ended November 30, 2001
                    ====================================

                                                  IPS                 IPS
                                            Millennium Fund    New Frontier Fund
                                            ---------------    -----------------
INVESTMENT INCOME:
Dividend income                             $   1,854,540         $      3,290
Interest income                                   885,649               29,357
                                            --------------        -------------
Total investment income                         2,740,189               32,647
                                            --------------        -------------
EXPENSES:
Investment advisory fee                         3,399,419              114,770
                                            --------------        -------------
Total expenses                                  3,399,419              114,770
                                            --------------        -------------

NET INVESTMENT LOSS                              (659,230)             (82,123)
                                            --------------        -------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investment
  transactions                               (235,835,773)         (13,670,072)
Change in unrealized appreciation
  (depreciation) on investments                81,711,481            7,872,586
                                            --------------        -------------
Net realized and unrealized loss on
  investments                                (154,124,292)          (5,797,486)
                                            --------------       --------------
NET DECREASE IN NET ASSETS
RESULTING FROM
OPERATIONS                                  $(154,783,522)         $(5,879,609)
                                            ==============        =============



See notes to Financial Statements
-------------------------------------------------------------------------------

                                                          The IPS Funds
                                               Statements of Changes in Net Assets
                                               ===================================

                                                            IPS                                           IPS
                                                      Millennium Fund                              New Frontier Fund
                                          =======================================       ========================================
                                              Year Ended           Year Ended               Year Ended           Year Ended
                                          November 30, 2001     November 30, 2000       November 30, 2001     November 30, 2000
                                          ==================    =================       ==================    ==================
OPERATIONS:
Net investment income (loss)               $    (659,230)          $    324,075            $   (82,123)          $  (161,060)
Net realized loss on investment
  transactions                              (235,835,773)           (37,988,328)           (13,670,072)           (3,627,173)
Change in unrealized appreciation
  (depreciation) on investments               81,711,481           (127,410,105)             7,872,586            (9,991,905)
                                           --------------          -------------           -------------         ------------
Net decrease in net assets resulting
  from operations                           (154,783,522)          (165,074,358)            (5,879,609)          (13,780,138)
                                           --------------          -------------           -------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income                           (324,501)                     -                      -                     -
Net realized gains                                     -             (1,003,353)                     -              (171,282)
                                           --------------          -------------           -------------         ------------
Total dividends and distributions               (324,501)            (1,003,353)                     -              (171,282)
                                           --------------          -------------           -------------         ------------


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                    153,752,473            631,033,775             12,961,192            28,063,707
Shares issued to holders in reinvestment
  of dividends                                   313,839                964,550                      -               169,856
Cost of shares redeemed                     (223,737,883)          (189,004,572)           (11,928,873)           (8,902,100)
                                           --------------          -------------           -------------         ------------

Net increase (decrease) in net assets
  resulting from capital share transactions  (69,671,571)           442,993,753              1,032,319            19,331,463
                                           --------------          -------------           -------------         ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                (224,779,594)           276,916,042             (4,847,290)            5,380,043


NET ASSETS:
Beginning of period                          409,246,899            132,330,857             11,076,913             5,696,870
                                           --------------          -------------           -------------         ------------

End of period (including undistributed net
  investment income of $0, $324,075, $0
  and $0, respectively.)                    $184,467,305           $409,246,899            $ 6,229,623           $11,076,913
                                           ==============          =============           =============         ============



See notes to Financial Statements


================================================================================

                            IPS Millennium Fund
                            Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                   Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
                                November 30, 2001   November 30, 2000   November 30, 1999   November 30, 1998   November 30, 1997
                                =================   =================   =================   =================   =================
Per Share Data:
Net asset value, beginning
   of period                          $49.29               $55.93             $27.53             $22.31              $18.86

Income from investment
   operations:
Net investment income (loss)           (0.10)(1)             0.04              (0.03)              0.04               (0.05)
Net realized and unrealized
   gain (loss) on investments         (19.72)               (6.30)             28.45               5.18                3.58
                                -----------------   -----------------   -----------------   -----------------   -----------------
Total from investment
   operations                         (19.82)               (6.26)             28.42               5.22                3.53
                                -----------------   -----------------   -----------------   -----------------   -----------------

Less distributions
Dividends from net investment
   income                              (0.04)                -                 (0.02)              -                   -
Distributions from net
   realized gains                       -                   (0.38)              -                  -                  (0.08)
                                -----------------   -----------------   -----------------   -----------------   -----------------
Total dividends and
   distributions                       (0.04)               (0.38)             (0.02)              -                  (0.08)
                                -----------------   -----------------   -----------------   -----------------   -----------------

Net asset value, end of period      $  29.43             $  49.29%          $  55.93            $ 27.53             $ 22.31
                                =================   =================   =================   =================   =================
Total return                          (40.25)%             (11.36)%           103.23%             23.40%              18.72%

Supplemental data and ratios:

Net assets, end of
   period (000's)                   $184,467             $409,247           $132,331            $24,501             $11,684
Ratio of net operating
   expenses to average net
   assets                               1.19%                1.11%              1.39%              1.40%               1.40%
Ratio of net operating
   expenses to average net
   assets before reimbursement
                                        1.19%                1.11%              1.39%              1.42%               1.43%
Ratio of net investment
   income (loss) to average
   net assets                          (0.23)%               0.08%             (0.07)%             0.17%              (0.23)%
Ratio of net investment
   income (loss) to average
   net assets before
   reimbursement                       (0.23)%               0.08%             (0.07)%             0.19%              (0.19)%
Portfolio turnover rate               115.45%               27.88%             51.74%             87.99%              33.17%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


See notes to Financial Statements

===============================================================================

                            IPS New Frontier Fund
                            Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                                 August 3, 1998(1)
                                                       Year Ended          Year Ended          Year Ended            through
                                                    November 30, 2001   November 30, 2000   November 30, 1999    November 30, 1998
                                                    =================   =================   =================   ==================

Per Share Data:
Net asset value, beginning of period                    $17.04               $29.39             $12.60              $12.00

Income from investment operations:
Net investment income (loss)                             (0.11)(2)            (0.25)(2)          (0.03)               0.03

Net realized and unrealized gain
  (loss) on investments                                  (8.48)              (11.36)             16.84                0.57
                                                    -----------------   -----------------   -----------------   ------------------

Total from investment operations                         (8.59)              (11.61)             16.81                0.60
                                                    -----------------   -----------------   -----------------   ------------------

Less distributions:
Dividends from net investment income                      -                    -                 (0.02)              -
Distributions from net realized gains                     -                   (0.74)              -                  -
                                                    -----------------   -----------------   -----------------   ------------------
Total dividends and distributions                         -                   (0.74)             (0.02)              -
                                                    -----------------   -----------------   -----------------   ------------------

Net asset value, end of period                           $8.45               $17.04             $29.39              $12.60
                                                    =================   =================   =================   ==================
Total return                                            (50.41)%             (40.92)%           133.37%               5.00%(3)

Supplemental data and ratios:
Net assets, end of period (000's)                       $6,230              $11,077             $5,697                $606

Ratio of net operating expenses to average net
   assets                                                 1.40%                1.40%              1.40%               1.40%(4)

Ratio of net investment income (loss) to average
   net assets                                            (1.00)%              (0.92)%            (0.13)%              0.27%(4)

Portfolio turnover rate                                 187.61%               78.61%            217.50%              15.48%

(1) Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized
(4) Annualized

See notes to Financial Statements



===============================================================================

IPS Millennium Fund and IPS New Frontier Fund
Notes to the Financial Statements
November 30, 2001

1.   Organization

     The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation
          Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

     (b)  Federal Income and Excise Taxes
          The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

     (c)  Distributions to Shareholders
          Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the fiscal year ended November 30, 2001, $659,656 of undistributed net investment loss of the Millennium Fund was reclassified to Paid in Capital, and $82,123 of undistributed net investment loss of the New Frontier Fund was reclassified to Paid in Capital.

     (d)  Securities Transactions and Investment Income
          Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   Shares of Common Stock

          Transactions in shares of common stock were as follows:


                                                Period Ending                    Period Ending
                                              November 30, 2001                November 30, 2000
     IPS Millennium Fund                     $              Shares            $              Shares
                                       ------------       ----------     ------------      ----------
     Shares sold                       $153,752,473        3,979,420     $631,033,775       8,899,215
     Shares issued in reinvestment of
        dividends                           313,839            6,048          964,550          14,552
     Shares redeemed                   (223,737,883)      (6,019,910)    (189,004,572)     (2,976,365)
                                       ------------       ----------     ------------      ----------
     Net increase (decrease)           $(69,671,571)      (2,034,442)    $442,993,753       5,937,402
                                       ============                      ============
     Shares outstanding:
     Beginning of period                                   8,303,457                        2,366,055
                                                          ----------                       ----------
     End of period                                         6,269,015                        8,303,457
                                                          ==========                       ==========

                                                Period Ending                   Period Ending
                                              November 30, 2001               November 30, 2000
     IPS New Frontier Fund                   $              Shares            $              Shares
                                       ------------       ----------     ------------      ----------
     Shares sold                        $12,961,192        1,295,661      $28,063,707         733,576
     Shares issued in reinvestment of
        dividends                                 -                -          169,856           4,336
     Shares redeemed                    (11,928,873)      (1,208,592)      (8,902,100)       (281,840)
                                       ------------       ----------     ------------      ----------
     Net increase                        $1,032,319           87,069      $19,331,463         456,072
                                       ============                      ============
     Shares outstanding:
     Beginning of period                                     649,890                          193,818
     End of period                                           736,959                          649,890
                                                          ==========                       ==========

                                                                        Page 17

4.   Investment Transactions

     The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the periods ending November 30, 2001, are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                                 IPS Millennium Fund    IPS New Frontier Fund
                                                 -------------------    ---------------------
     Purchases                                          $299,977,092              $14,657,976
     Sales                                              $382,141,900              $13,711,112


     At November 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                                 IPS Millennium Fund    IPS New Frontier Fund
                                                 -------------------    ---------------------
     Unrealized appreciation                             $13,907,262                 $469,733
     Unrealized depreciation                             (13,974,661)                (731,463)
                                                         ------------               ----------
     Net unrealized depreciation on investments             $(67,399)               $(261,730)
                                                         ============               ==========


     At November 30, 2001, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $174,325,796 and $6,510,422, respectively. The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     At November 30, 2001, the Millennium Fund had an accumulated net realized capital loss carryover of $272,787,718, with $38,019,443 expiring in 2008 and $234,768,275 expiring in 2009. The New Frontier Fund, at November 30, 2001, had an accumulated net realized capital loss carryover of $17,278,223, with $3,627,173 expiring in 2008 and $13,651,050 expiring in
     2009. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5.   Investment Advisor

     The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the period ended November 30, 2001 for the Millennium Fund and the New Frontier Fund were $3,399,419 and $114,770, respectively.

6.   Beneficial Ownership

     Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2 (a)(9) of the Investment Company Act of 1940. As of November 30, 2001, the Charles Schwab Omnibus account was owner of 57.50% of the Millennium Fund's outstanding shares.
                                                                        Page 18

[logo]

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------

To The Shareholders and
Board of Trustees
IPS Funds

We have audited the accompanying statements of assets and liabilities of IPS Funds (comprising, respectively, the Millennium Fund and the New Frontier
Fund), including the schedules of portfolio investments, as of November 30, 2001, the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended, and the financial highlights for the year then ended and the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IPS Funds as of November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

\S\McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 20, 2001
                                                                        Page 19

                         IPS iFund 2001 Annual Report

Fellow Portfolio Managers:

     2001 was not the best year to start a mutual fund, especially one as radical as a Shareholder Managed fund! The IPS iFund started operations on December 29, 2000 with a dedicated handful of investors. Considering the state of the economy, specifically the recession's stranglehold on most mutual funds, the iFund was fortunate to have been able to attract a small group of brave investors to test the theory of Emergent Intelligence. Our determination is to prove that a mutual fund run by many has the potential to outperform a fund run by one. While the press has written us off as just another "interactive" mutual fund, the iFund stands alone as being the only fund that allows investors to choose which stocks to buy or sell, how much and when. There have been a couple of funds that claim to use investor input, but never one that turns over control completely to the investors.

     The tragic events of September 11, 2001 not only affected the American psyche, they wreaked havoc on the financial markets. The Nasdaq Composite Index plummeted to 1,423.19 on September 21, a level not seen since October 8, 1998. From that bottom, there are many indications we are in the early stages of a recovery. The iFund appreciated 27.06% from September 21, 2001 to November 30, 2001, compared to 31.33% for the Nasdaq Index. The iFund was fully invested throughout this period, which hurt its performance during the September slaughter, but its small cash position has helped the Fund to perform well during the subsequent upturn.

[line chart]

-------------------------------------------------------------------------------
                              Total Return since Inception
                                   12/29/00-11/30/01
                                   -----------------
iFund                                      -40.92%
S&P 500 Index                              -13.56%
Nasdaq Composite Index(*)                  -24.32%
(*)Does not include reinvestment of dividends
-------------------------------------------------------------------------------

Figure 6: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.
-------------------------------------------------------------------------------

[end line chart]


Volatility of Returns

     Figure 7 provides a quarterly perspective on the iFund's return and risk characteristics over time. The iFund's volatility relative to the broad market is difficult to judge so far, because the Fund has been in existence for only a short period of time, with limited funds and stock positions. Nevertheless, even with more assets under management we can expect that it will be substantially more volatile than the Value Line Arithmetic Composite Index, on both the upside and the downside, due to the aggressive management direction of the shareholders, and the prospectus mandate to seek growth in disruptive and other volatile technologies and stocks.

COPYRIGHT 2001, IPS ADVISORY, INC.                                      Page 20

     We use the Value Line Arithmetic Composite Index because it is a far better proxy of the Fund's performance than are other more popular indexes. There are two reasons: it is equally weighted, and it consists of a large number of companies (approximately 1,700). Other indexes are capitalization weighted, meaning that larger companies are more heavily weighted in the calculation of the index. While this may make a good proxy for economic activity, we do not believe that capitalizationweighted indexes are an appropriate proxy for investment styles like ours that are not index funds, and do not take market capitalization into account as a significant factor in our buy and sell decisions.

[bar chart]
                       Quarter Returns: IPS iFund
                   vs. Value Line Arithmetic Composite

                                                          vs. Value Line
                             IPS iFund                 Arithmetic Composite

     Period                  % Return                       % Return
12/29/00-3/31/01              -26.17%                         -9.88%
3/31/01-6/30/01                 1.24%                         12.95%
6/30/01-9/30/01               -36.45%                        -19.45%
9/30/01-12/31/01               27.72%                         23.39%

Figure 7: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

[end bar chart]

Fund Web Site

     This past year has seen major improvements to our website. It was our good fortune to find Webcentric, a Knoxville, TN-based Internet Design group, who transformed our previous marginally functional site into a more user-friendly and efficient site. Their design expertise, coupled with our ideas for enhancing interactivity and participation, dramatically increased investors' ability to work together. The most important addition is the Hive page, where investors can catch up on recent happenings in the Fund, such as the latest buys and sells, current stock nominations, and recently posted messages and articles. The Hive page assists in the management of the Fund by pooling all relevant information at the investor's fingertips. From there, more detailed information is a click away.

     Other unique features, such as Market Grok and Most Active Message Boards, boost interaction by constantly feeding investors with new management ideas and stock information. Other shareholders' views provide a base from which to develop additional investment ideas. Market Grok allows investors to read relevant articles submitted by other investors, or to submit their own. The Most Active Message Boards comb keeps shareholders up-to-date on the opinions of others and creates further discussions on various subjects. Another feature in the same vein is our online Chats. We hosted one Chat in 2001 and plan to offer more in 2002. Upcoming chats will occur on a regular basis with well-known financial experts, as well as chats among iFund investors on germane issues.

     As far as the website has come, there are even more features we would like to add in the future. In the forefront is establishing two separate TAPs (Take Action Percentage -- the percentage of shareholder ownership required to vote for a stock before a Nominee or Candidate becomes a market order), one for buying and another for selling stocks. We discussed this during the development of the website, but decided to see how a single TAP performed first. However, through the day-to-day management of the Fund, several investors have made strong cases for this change. IPS agrees and is willing to accommodate the alteration, but due to the substantial database modification expense, we must wait until there are more investors to cover the cost.

COPYRIGHT 2001, IPS ADVISORY, INC.                                      Page 21

Current Economic & Equity Environment

     Because this is a Shareholder Managed fund, and as shareholders, you made the decisions on where to invest, there are no management mea culpa or strategies to discuss. As a result, we will highlight sectors in which the Fund has invested since inception. Keep in mind, as new investors join the Fund, it becomes more diversified. The iFund's first purchases were tech and power related stocks, mainly Data Storage and Independent Power Producers. As the recession deepened, investors scrambled to buy securities that would lessen the bloodletting and still fall within the guidelines of the prospectus objectives. As stated in the prospectus, the iFund's investment objective is to purchase disruptive stocks that are expected to achieve very rapid growth in sales and/or earnings per share during each of the next three years. Very rapid growth is roughly defined as long term (i.e. 3-5 yrs.) average growth rates of 15.00% or more as defined by any major financial statistical organization (e.g. First Call Consensus Estimates, S&P 500 Index, etc).

     By the end of the second quarter, Semiconductors and Data Storage were the largest sectors. Due to the addition of new investors from a small initial base, the investing dynamic changed considerably. Two major differences were apparent during this quarter. First was the noticeably large share ownership position by a few early investors. This meant a small number of investors alone could send a stock over the TAP. The influx of new investors is already reducing large percentage ownership positions so that participation by a larger proportion of investors is required to reach the TAP. The other difference was the transformation of the Fund through diversification. Sectors added included Biotech, Display Technology and Natural Gas Services. We also added to existing sectors, such as Semiconductors and Data Storage.

     In the third quarter, substantial losses were recognized through the sale of Fund stocks as we coped with the plunge in the markets. The Computer Hardware sector was eliminated and Software and Business Services underwent a complete overhaul. Semiconductors also saw some stock swapping, although not as extensive as Software and Business Services. For the first time, we diversified into Non-Bank Financials, Retail, Transportation and Industrial Manufacturing, with Retail weighing in as the second largest sector, behind Semiconductors. Quite a different Fund from the first quarter, but with input from the new investors, coupled with market conditions, this is where the collective intelligence pointed.

In the fourth quarter, the largest sectors were Semiconductors and Display Technology. During this time, we sold off our entire positions in Retail, Optical Networking, Natural Gas Utility, Transportation and Business Services. Sectors added were Computer Hardware, Multimedia and Natural Gas Exploration and Producers. We also reduced our holdings in Biotech, Independent Power Producers and Display Technology. Again, the changes were made to position the portfolio for what collectively was thought to be the bottom of this prolonged recession and ultimately to benefit from the markets' rebound.

The ultimate success of the Fund depends upon its investors and their degree of participation. We can add countless bells and whistles to the website, but it still takes the dedication of each of you to involve yourself and contribute your ideas. This is your money that is invested! You are part of a revolutionary new type of mutual fund. In the mid-70's it was money market mutual funds. In the 21st century, we believe that funds like the iFund will represent the next major advance in mutual funds. Welcome to The Hive.

Gregory A. D'Amico                                      Karen Whitehead
Complexity Guru                                         Fund Advisor

COPYRIGHT 2001, IPS ADVISORY, INC.                                      Page 22

===============================================================================
     **The above outlooks reflect the opinions of Gregory D'Amico and Karen Whitehead, are subject to change, and any forecasts made cannot be guaranteed.

     ** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

     ** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The returns shown for the Nasdaq Composite Index do not include reinvestment of dividends. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Index. The Index figures do not reflect any fees or expenses.

     ** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

     ** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus and Shareholder Agreement.

     ** Quasar Distributors, LLC, distributor
                                                                 1/2002

                           IPS Funds Privacy Policy
                           ------------------------
We collect nonpublic personal information about you from the following sources:

     Information we receive from you on applications and other forms; Information about your transactions with us, our affiliates, or others; and Information we receive from a consumer-reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For more information, please contact IPS Funds at:

Phone:  800.249.6927       Web Site:   www.ipsifund.com    1225 Weisgarber Road
        865.524.1676       E mail:     info@ipsfunds.com   Suite S-380
Fax:    865.544.0630                                       Knoxville, TN 37909

COPYRIGHT 2001, IPS ADVISORY, INC.                                      Page 23

                                  IPS iFund
                           SCHEDULE OF INVESTMENTS
                              November 30, 2001

                                                 Shares       Value
COMMON STOCKS - 80.9%                            ------       -----
Biotechnology - 6.6%
Applied Biosystems Group - Applera Corporation       87      $2,880
Invitrogen Corporation(*)                            25       1,706
Techne Corporation(*)                                52       1,650
                                                           ----------
                                                              6,236
                                                           ----------
Computer Hardware -1.8%
Celestica Inc.(*)(1)                                 40       1,692
                                                           ----------
Data Storage & Networking - 9.0%
Brocade Communications Systems, Inc.(*)              65       2,132
QLogic Corporation(*)                                45       2,225
SanDisk Corporation(*)                               50         709
Symbol Technologies, Inc.                           140       2,327
VERITAS Software Corporation(*)                      30       1,167
                                                           ----------
                                                              8,560
                                                           ----------
Display Technology - 11.2%
Kopin Corporation(*)                                165       2,663
NVIDIA Corporation(*)                                65       3,552
Orbotech, Ltd.(*)(1)                                 55       1,387
Pixelworks, Inc.(*)                                 180       3,069
                                                           ----------
                                                             10,671
                                                           ----------
Financial - 5.6%
BARRA, Inc.(*)                                       45       2,101
Citigroup Inc.                                       30       1,437
FactSet Research Systems Inc.                        60       1,799
                                                           ----------
                                                              5,337
                                                           ----------
Independent Power Producers - 3.1%
AstroPower, Inc.(*)                                  80       2,920
                                                           ----------
Industrial Equipment - 3.1%
Optimal Robotics Corp. - Class A(*)(1)               55       1,446
Tyco International Ltd.(1)                           25       1,470
                                                           ----------
                                                              2,916
                                                           ----------
Multimedia - 1.5%
AOL Time Warner Inc.(o)                              40       1,396
                                                           ----------
Natural Gas E&P - 7.5%
BJ Services Company(*)                               70       1,950
Hanover Compressor Company(*)                        50       1,294
Schlumberger Limited                                 50       2,400
Weatherford International, Inc.(*)                   45       1,506
                                                           ----------
                                                              7,150
                                                           ----------
Power Chips - 1.7%
International Rectifier Corporation(*)               50       1,673
                                                           ----------
Semiconductor Manufacturing - 11.3%
Advanced Energy Industries, Inc.(*)                  55       1,301
Analog Devices, Inc.(*)                              75       3,188
Intersil Corporation - Class A(*)                    75       2,506
Nanometrics Incorporated(*)                          40         914
Texas Instruments Incorporated                       60       1,923
Xilinx, Inc.(*)                                      25         903
                                                           ----------
                                                             10,735
                                                           ----------
Software - 5.2%
Adobe Systems Incorporated                           50       1,604
Micromuse Inc.(*)                                   107       1,699
Microsoft Corporation(*)                             25       1,605
                                                           ----------
                                                              4,908
                                                           ----------
Telecommunications - 4.1%
Amdocs Limited(*)(1)                                 75       2,480
Comverse Technology, Inc.(*)                         65       1,390
                                                           ----------
                                                              3,870
                                                           ----------
Virtual and Physical Security - 1.6%
Check Point Software Technologies Ltd.(*)(1)         39       1,496
                                                           ----------
Wireless Services - 7.6%
Nokia Oyj - ADR(1)                                   85       1,956
QUALCOMM Inc(*)                                      35       2,055
Sprint Corp(*)                                      130       3,244
                                                           ----------
                                                              7,255
                                                           ----------
TOTAL COMMON STOCKS
   (Cost $76,745)                                            76,815
                                                           ----------

                                                Principal
                                                 Amount
                                                 ------
SHORT-TERM INVESTMENTS - 18.7%

VARIABLE RATE DEMAND NOTES (2) - 18.7%
American Family Financial Services Inc., 1.71%   $5,546       5,546
Wisconsin Corporate Central Credit Union, 1.78%   5,661       5,661
Wisconsin Electric Power Company, 1.71%           6,585       6,585
                                                           ----------
Total Variable Rate Demand Notes                             17,792
                                                           ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $17,792)                                            17,792
                                                           ----------
TOTAL INVESTMENTS
   (Cost $94,537) - 99.6%                                    94,607
                                                           ----------

Other Assets Less Liabilities - 0.4%                            422
                                                           ----------

Total Net Assets - 100.0%                                   $95,029
                                                           ==========

(*)Non-income producing security.
ADR - American Depository Receipt.
(1) Foreign security which trades on U.S. Exchange.
(2) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
    The rates listed are as of November 30, 2001.



See notes to Financial Statements                                       Page 24

                                The IPS iFund
                     Statement of Assets and Liabilities
                              November 30, 2001


ASSETS:
Investments, at value (cost $94,537)                              $ 94,607
Dividends and interest receivable                                       14
Receivable from Advisor                                                408
                                                                 -----------
Total Assets                                                        95,029
                                                                 -----------
LIABILITIES:
Total Liabilities                                                        -
                                                                 -----------
                                                                  $ 95,029
                                                                 ===========
NET ASSETS CONSIST OF:
Capital stock                                                     $125,949
Accumulated undistributed net realized
  loss on investments sold                                         (30,990)
Net unrealized appreciation on investments                              70
                                                                 -----------
Total Net Assets                                                  $ 95,029
                                                                 ===========
Shares outstanding (no par value, unlimited
  shares authorized)                                                13,410
Net asset value, redemption price and offering
  price per share                                                 $   7.09
                                                                 ===========


                                The IPS iFund
                           Statement of Operations
       For the Period December 29, 2000 (1) through November 30, 2001

INVESTMENT INCOME:
Dividend income                                                   $     85
Interest income                                                        405
                                                                 -----------
Total investment income                                                490
                                                                 -----------
EXPENSES:
Investment advisory fee                                                753
                                                                 -----------
Total expenses                                                         753
                                                                 -----------

NET INVESTMENT LOSS                                                   (263)
                                                                 -----------
REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investment transactions                       (30,990)
Change in unrealized appreciation (depreciation) on
  investments                                                           70
                                                                 -----------
Net realized and unrealized loss on investments                    (30,920)
                                                                 -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(31,183)
                                                                 ===========

(1) Commencement of operations



                                The IPS iFund
                      Statement of Changes in Net Assets
        For the Period December 29, 2000 (1) through November 30, 2001


OPERATIONS:
Net investment loss                                               $   (263)
Net realized loss on investment transactions                       (30,990)
Change in unrealized appreciation
  (depreciation) on investments                                         70
                                                                 -----------
Net decrease in net assets resulting from
  operations                                                       (31,183)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                          126,274
Cost of shares redeemed                                                (62)
                                                                 -----------
Net increase in net assets resulting from capital
  share transactions                                               126,212
                                                                 -----------

TOTAL INCREASE IN NET ASSETS                                        95,029

NET ASSETS:
Beginning of period                                                      -

End of period                                                     $ 95,029
                                                                 ===========
(1) Commencement of operations


                                  IPS iFund
                             Financial Highlights
Selected per share data is based on a share of common stock outstanding throughout each period.

                                                         December 29, 2000(1)
                                                      through November 30, 2001
                                                      -------------------------

Per Share Data:
Net asset value, beginning of period                                $12.00

Income from investment operations:

Net investment loss                                                  (0.02)(2)
Net realized and unrealized loss on investments                      (4.89)
                                                                 -----------
Total from investment operations                                     (4.91)
                                                                 -----------

Net asset value, end of period                                       $7.09
                                                                 ===========

Total return                                                        (40.92)%(3)

Supplemental data and ratios:

Net assets, end of period (000's)                                       $95

Ratio of net operating expenses to average
  net assets                                                          1.40%(4)
Ratio of net investment income to average
  net assets                                                         (0.49)%(4)

Portfolio turnover rate                                             124.68%

(1) Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized
(4) Annualized



See notes to Financial Statements                                       Page 25

IPS iFund
Notes to the Financial Statements
November 30, 2001

1.   Organization

     The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is long-term capital growth. The Fund commenced operations on December 29, 2000.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation
          Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income and Excise Taxes
          The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (c)  Distributions to Shareholders
          Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the fiscal year ended November 30, 2001, $263 of undistributed net investment loss was reclassified to Paid in Capital.

     (d)  Securities Transactions and Investment Income
          Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.
                                                                        Page 26

3.   Shares of Common Stock

     Transactions in shares of common stock were as follows:

                                           For the period
                            December 29, 2000(1) through November 30, 2001

                                         $                Shares
Shares sold                          $126,274             13,419
                                     ---------           --------
Shares issued in reinvestment of
  dividends                                 -                  -
Shares redeemed                           (62)                (9)
Net increase                         $126,212             13,410
                                     =========           ========
Shares outstanding:
Beginning of period                                            -
End of period                                             13,410
                                                         ========

(1)Commencement of operations.


4.   Investment Transactions

     Purchases and sales of securities for the period ended November 30, 2001, excluding short-term investments, aggregated $161,247 and $53,512, respectively. There were no purchases or sales of long-term U.S. government securities.

     At November 30, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $94,537 were as follows:


     Unrealized appreciation                     $8,215
     Unrealized depreciation                     (8,145)
     Net unrealized appreciation on investments     $70
                                                 =======


     At November 30, 2001 the Fund had an accumulated net realized capital loss carryover of $30,990 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   Investment Advisor

     The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees paid to IPS Advisory, Inc. during the period ended November 30, 2001 were $753.

6.   Beneficial Ownership

     Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2 (a)(9) of the Investment Company Act of 1940. As of November 30, 2001, Firstar Bank Custodian for Jon Bonham IRA owned 28.09% of the Fund's outstanding shares.

[logo]

To The Shareholders and
Board of Trustees
IPS iFund

We have audited the accompanying statement of assets and liabilities of IPS iFund, including the schedule of portfolio investments, as of November 30, 2001, and the related statement of operations, changes in net assets and financial highlights for the period from December 29, 2000 (commencement of operations) to November 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS iFund as of November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 2000 (commencement of operations) to November 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 20, 2001

                                                                        Page 28